Exhibit 10.1

March 21, 2014

Lincoln Park Capital Fund, LLC

440 North Wells, Suite 410

Chicago, IL 60654

Attention:          Josh Scheinfeld/Jonathan Cope

Gentlemen:

Reference is made to that certain Purchase Agreement dated as of February 14, 2014 between Nuvilex, Inc., a Nevada corporation (“Company”), and Lincoln Park Capital Fund, LLC, an Illinois limited liability company (“Investor”), and that certain Registration Rights Agreement dated as of February 14, 2014, between the Company and Investor. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Purchase Agreement.

The Company and Investor hereby agree that the period of “forty five (45) calendar days” in which to file a Registration Statement referenced in Section 5 of the Purchase Agreement and in Section 2 of the Registration Rights Agreement shall be extended to "one hundred thirty five (135) days" in which to file a Registration Statement.

All other terms of the Purchase Agreement and Registration Rights Agreement shall remain in full force and effect without modification and Section 12 of the Purchase Agreement is incorporated herein by reference.

Very truly yours,

NUVILEX, INC.

By:   /s/ Kenneth L. Waggoner

Name: Kenneth L. Waggoner

Title: Chief Executive Officer and President

Acknowledged and agreed to by:

LINCOLN PARK CAPITAL FUND, LLC

BY: LINCOLN PARK CAPITAL, LLC

BY: ROCKLEDGE CAPITAL CORPORATION

By:  /s/ Josh Scheinfeld

Name: Josh Scheinfeld

Title: President